God Bless America ETF (YALL)

Listed on NYSE Arca, Inc.

Supplement dated September 20, 2024

to the

Statement of Additional Information (“SAI”)

dated December 20, 2023

Effective as of the date of this supplement, the section titled “Proxy Voting Policies” on page 14 of the SAI is amended and restated in its entirety to read as follows:

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that are used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (855) 434-4080, (2) on the Fund’s website at www.godblessamericaetf.com, and (3) on the SEC’s website at www.sec.gov.

Please retain this Supplement with your SAI for future reference.